                                                                  10(I)(L)(6)

                             WAIVER, AMENDMENT AND
                              EXTENSION AGREEMENT


    THIS WAIVER, AMENDMENT AND EXTENSION AGREEMENT ("Agreement"), dated as of January 31, 1998, is made and entered into among SIGNATURE FINANCIAL/MARKETING, INC. (the "Borrower") and the banks listed on the signature pages hereof (herein, together with their respective successors and assigns, collectively called the "Banks" and individually called a "Bank").

    WHEREAS, the Banks are parties to that certain Credit Agreement dated as of September 27, 1996, as amended and restated as of October 21, 1996, and as further amended or modified as of December 23, 1996, March 27, 1997, July 15, 1997, and August 29, 1997 (as heretofore amended or modified, the "Credit Agreement"), among Signature Financial/Marketing, Inc., various Banks, The Bank of New York as Documentation Agent, and The Bank of Nova Scotia, as Administrative Agent; and

    WHEREAS, the Borrower desires to extend the Maturity Date of the Credit Agreement from January 31, 1998, to July 31, 1998;

    NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:



                                   ARTICLE I

                        WAIVER, AMENDMENT AND EXTENSION

    I.1 The Banks hereby waive an Event of Default (the "Specified Default") arising solely by reason of the failure of the Borrower on January 31, 1998, through the Effective Date of this Agreement to pay in full all Notes and other Obligations.

    I.2 The Preamble to the Credit Agreement is hereby amended to add The Bank of Nova Scotia as the Collateral Agent, and reads in its entirety as follows:

               This CREDIT AGREEMENT dated as of September 27, 1996, as amended and restated as of October 21, 1996 (the "Restatement Effective Date"), among Signature Financial/Marketing, Inc., a Delaware corporation (the "Borrower"), the banks listed on the signature pages
                            --------
          hereof (herein, together and with their respective successors and assigns, collectively called the "Banks" and individually called a "Bank"), The Bank of New York ("BNY"), as documentation agent for the Banks (herein, in such capacity, together with its successors and assigns in such capacity, called the "Documentation Agent"), The Bank of Nova Scotia ("BNS"), as administrative agent to the Banks (herein in such capacity, together with its successors and assigns in such capacity, called the "Administrative Agent"), and BNS, as collateral agent for the Banks (herein, in such capacity, together with its successors and assigns in such capacity, called the "Collateral Agent") (the Documentation Agent, the Administrative Agent, and the Collateral Agent are herein collectively called the "Agents" and individually called an "Agent").

     I.3 Section 1.1 of the Credit Agreement is hereby amended by amending the definition of "Guarantors," "Guaranty," and "Loan Documents," and by adding the definitions of "Collateral Agent," "Pledge Agreements," "Pledged Securities," "Pledgors," and "Regulated Subsidiary" as follows:

               "Guarantors" means MW and each Subsidiary of the Borrower listed
                ----------
          on Schedule 1.1 hereto except that the term "Guarantors" when used in
             ------------
          Section 2.15 and clauses (c) and (i) of Section 7.4 shall be deemed not to include any Regulated Subsidiary or AM Industries, Inc.

               "Guaranty" means the guaranty executed by the Guarantors in
                --------
          substantially the form of Exhibit F-1, F-2, or F-3, as the same may be
                                    -----------  ---     ---
          amended or modified from time to time.

               "Loan Documents" means this Agreement, the Guaranties, the Pledge
                --------------
          Agreements, the Notes, and any fee letter and all other documents delivered to any Agent or any Bank in connection herewith.

               "Collateral Agent" means -- see Preamble.
                ----------------

               "Pledge Agreements" means those certain Pledge Agreements, dated
                -----------------
          as of January 31, 1998, executed by Borrower and Montgomery Ward Enterprises, Inc., respectively, in favor of the Banks and the Collateral Agent, and granting to such Banks a first priority lien in the Pledged Securities, as collateral security for the repayment of the Obligations, each in substantially the form of Exhibit I-1, I-2,
                                                             -----------  ---
          or I-3, as the same may be amended or modified from time to time.
             ---

               "Pledged Securities" shall have the meaning specified in Section
                ------------------
          1 in the Pledge Agreements.

               "Pledgors" means Borrower and Montgomery Ward Enterprises, Inc.
                --------

               "Regulated Subsidiary" means any Subsidiary of the Borrower
                --------------------
          listed on Schedule 1.1 hereto under the caption "Regulated
                    ------------
          Subsidiaries."

     I.4 The words "calendar quarter" appearing in the fourth line of the first sentence of the definition of "Interest Payment Date" in Section 1.1 of the Credit Agreement is hereby changed to "calendar month."

     I.5 The Maturity Date is hereby extended by substituting "July 31, 1998" for "January 31, 1998" in the definition of Maturity Date as set forth in
Section 1.1 of the Credit Agreement.

     I.6 Section 2.12 of the Credit Agreement is amended to read in its entirety as follows:

               2.12 Extension Fee.  (a) Concurrent with the execution by each
                    -------------
          Bank of the Waiver, Amendment and Extension Agreement dated as of January 31, 1998 ("Extension Agreement") among the Banks and the Borrower, the Borrower agrees to pay directly to each Bank in immediately available funds a fee equal to 1/8th% of the aggregate outstanding principal amount of the Loans then outstanding from each Bank (it being understood that such fee shall be retained by such Bank regardless of whether the Extension Agreement becomes effective).

               (b) The Borrower agrees to pay to the Administrative Agent in immediately available funds, for the prorata account of each Bank, a fee of $2,000 per day for each day the Loans (or any principal amount thereof) remain outstanding during the month of June 1998. Such fee shall be payable on the earlier of the day all the Loans are repaid in full or June 30, 1998.

     I.7 Article II of the Credit Agreement is amended by adding the following Sections 2.13, 2.14, 2.15, and 2.16 thereto:

               2.13 Subsidiary Guaranties.  Each of the Subsidiary Guarantors
                    ---------------------
          identified on Schedule 1.1 have executed and delivered, or are executing and delivering, to the Banks either a Guaranty (Non-Insurance Subsidiaries) or a Guaranty (Regulated Subsidiaries), as indicated on Schedule 1.1, in the form of Exhibits F-2 and F-3,
                       ------------                 -------------    ---
          respectively.

               2.14 Pledge of Securities.  Borrower and Montgomery Ward
                    --------------------
          Enterprises, Inc. are executing and delivering to the Banks the Pledge Agreements, in the form of Exhibits I-1, I-2, or I-3.
                                     ------------  ---     ---

               2.15 Additional Collateral.  Borrower and each Subsidiary
                    ---------------------
          Guarantor except AM Industries Inc. (formerly known as Amoco Motor Club, Inc.) shall furnish Banks with such additional guaranties, collateral, and credit enhancement as the Banks may request from time to time.

               2.16 Collateral Agent.  The Collateral Agent will have such
                    ----------------
          duties as are set
          forth in that certain Collateral Agent Agreement, dated as of January 31, 1998, among BNY, BNS, and the Collateral Agent.

     I.8 Section 5.3 of the Credit Agreement is amended by adding the phrase "and the Pledge Agreements" after the words "Section 6.13" and before the comma.

     I.9 Section 7.8(d) of the Credit Agreement is amended to read in its entirety as follows:

               (d) the Pledge Agreement executed by Montgomery Ward Enterprises, Inc. and the Guaranties.

     I.10 Sections 8.1(m) and 8.1(r) of the Credit Agreement are amended to read in their entirety as follows:

               (m)  Guarantor or Pledgor Defaults.  Any Guarantor or Pledgor
                    -----------------------------
          fails in any material respect to perform or observe any term, covenant or agreement in its Guaranty or Pledge Agreement, as applicable; or the Guaranty of any Guarantor or the Pledge Agreement of any Pledgor is for any reason partially (including, with respect to future advances) or wholly revoked or invalidated, or otherwise ceases to be in full force and effect, or any Guarantor, Pledgor, or any other Person contests in any manner the validity or enforceability of such Guaranty or Pledge Agreement or denies that it has any further liability or obligation thereunder; or any event described in subsections (f) or (g) of this Section occurs with respect to any Guarantor or Pledgor.

               (r)  Citicorp Commitment Letter.  (i) Any party to that certain
                    --------------------------
          Commitment Letter, dated as of March 24, 1998, between Citicorp USA, Inc. and the Borrower, as extended by letter agreement dated May 6, 1998 (the "Commitment Letter") revokes, withdraws, or terminates the Commitment Letter, or (ii) any amendment, modification or waiver is made to the Commitment Letter which is not acceptable to the Banks, or
          (iii) the Commitment Letter shall cease to be in full force and effect.

     I.11 Schedule 1.1 of the Credit Agreement is hereby amended and replaced in its entirety with Schedule 1.1 attached hereto, and new Exhibits F-3., I-1, I-2,
                                                        ------------   ---  ---
and I-3 are hereby added to the Credit Agreement in the form of Exhibits F-3, I-
    ---                                                         ------------  -
1, I-2, and I-3 attached hereto.
-  ---      ---

     I.12 Schedules 5.5, 5.7, 5.11, 5.12, 5.16(a), 5.16(b), and 5.17 are each
          -------------  ---  ----  ----  -------  -------      ----
hereby amended by adding thereto the items set forth in the applicable section of Schedule J attached hereto.
   ----------

     I.13 Notwithstanding the provisions of Section 2.4 of the Credit Agreement, from and after January 31, 1998, Borrower shall not be entitled to elect to convert any Base Rate Loans to

LIBO Rate Loans, and any LIBO Rate Loans outstanding on January 31, 1998, shall, effective as of the end of the applicable Interest Period, be converted into Base Rate Loans.

     I.14 Notwithstanding the provisions of Section 2.7 of the Credit Agreement, for the period from January 31, 1998, until May 31, 1998, interest on the unpaid principal amount shall accrue and be payable at a rate per annum equal to the sum of two percent (2%) per annum plus the rate otherwise in effect pursuant to
Section 2.7(a) of the Credit Agreement; and from and after June 1, 1998, interest on the unpaid principal amount shall accrue and be payable pursuant to
Section 2.7(a)(i) of the Credit Agreement, except that if an Event of Default exists after the Effective Date of this Agreement, then interest on the unpaid principal amount shall accrue and be payable pursuant to Section 2.7(c) of the Credit Agreement.

     I.15 The waiver, amendment and extension contained herein are limited precisely to their terms and shall not constitute a waiver, amendment or other modification generally or for any other purpose.


                                  ARTICLE II

                        REPRESENTATIONS AND WARRANTIES

    The Borrower hereby represents and warrants to the Agents and the Banks as follows:

    II.1  No Default.  No Default or Event of Default has occurred and is
          ----------
continuing, other than the Specified Default, or will exist after giving effect to this Agreement.

    II.2  Due Execution.  The execution, delivery and performance of this
          -------------
Agreement, (i) are within the Borrower's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) do not require any governmental approval which has not been previously obtained (and each such governmental approval that has been previously obtained remains effective), (iv) do not and will not contravene or conflict with any provision of law, or of any judgment, decree or order, or of the Borrower's charter or by-laws, and (v) do not and will not contravene or conflict with, or cause any Lien to arise under, any provision of any agreement binding upon the Borrower, any Subsidiary or any of their respective properties.

    II.3  Validity.  The Credit Agreement as extended by this Agreement
          --------
constitutes the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

    II.4  Credit Agreement.  All representations and warranties of the Borrower
          ----------------
contained in Article 5 (except Section 5.11(b) of the Credit Agreement) are true
             ---------         ---------------
and correct as of the date hereof with the same effect as though made on the date hereof. Since December 31, 1995, there has not occurred any event which
(i) materially impairs the ability of the Borrower to perform its obligations under any Loan Document or to avoid, after the Effective Date hereof, any Event of Default, or (ii) materially adversely effects the legality, validity, binding effect or enforceability against the Borrower of any Loan Document.

                                  ARTICLE III

                                    GENERAL

    III.1  Expenses.  The Borrower agrees to pay all fees and expenses of each
           --------
of the Agents and the Banks (including all legal fees and related expenses of separate counsel for each of the Banks and the Agents) in connection with the preparation, execution and delivery of this Agreement.

    III.2  Effectiveness.  This Agreement shall become effective on the date
           -------------
(the "Effective Date") on which the Administrative or Collateral Agent shall have received each of the following:

     (a)   Agreements.  Counterparts of this Agreement, the Guaranty of each
           ----------
           Subsidiary Guarantor, and the Pledge Agreements, whether on the same or different counterparts, executed by the Borrower, the Subsidiary Guarantors, and the Pledgors, as appropriate, and by the Required Banks (or in the case of any Bank as to which an executed counterpart shall not have been so received, telegraphic, telefax, telex or other written confirmation of execution of a counterpart hereof by such
           Bank);

     (b)   MW Court Order.  The entry of an order by the United States
           --------------
           Bankruptcy Court, District of Delaware, In Re Montgomery Ward Holding Corp., a Delaware corporation, et al., Case No. 97-1409 (PJW) substantially in the form attached hereto as Exhibit X, or the
                                                        ---------
           written waiver of this requirement by the Banks;

     (c)   Agreement Fee.  Evidence of payment from the Borrower to each Bank of
           -------------
           the fees provided for in Section 2.12 of the Credit Agreement as herein amended; and

     (d)   Pledged Securities.  All stock certificates evidencing the Pledged
           ------------------
           Securities, all financing statements relating thereto, and all stock powers relating thereto executed by Pledgors.

     (e)   Legal Opinions.  Favorable opinions of counsel of Borrower and its
           --------------
           subsidiaries, in form and substance acceptable to the Banks, opining on the enforceability of this Agreement, the Guaranty of each Subsidiary Guarantor, and the Pledge Agreements.

    III.3  Definitions.  Except as otherwise herein specifically defined, all
           -----------
the capitalized terms contained herein shall have the meaning ascribed to such terms in the Credit Agreement.

    III.4  Reaffirmation.  Except as hereinabove expressly provided, all the
           -------------
terms and provisions of the Credit Agreement shall remain in full force and effect and all references therein and in any related documents to the Credit Agreement shall henceforth refer to the Credit Agreement as extended by this Agreement. This Agreement shall be deemed incorporated into, and a part of, the Credit Agreement.

    III.5  Successors.  This Agreement shall be binding upon and inure to the
           ----------
benefit of, the parties hereto and their respective successors and assigns.

    III.6  Governing Law.  This Agreement shall be governed by and construed in
           -------------
accordance with the laws of the State of Illinois.

    III.7  Counterparts.  This Agreement may be executed in any number of
           ------------
counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

    Dated at Chicago, Illinois as of the date, month and year first above written but executed and delivered on or after June 26, 1998.


                                      SIGNATURE FINANCIAL/MARKETING, INC.


                                      By:   /s/ John Workman
                                            ---------------------------------
                                      Name: Acting Chief Financial Officer
                                            ---------------------------------

ACCEPTED AND APPROVED:

THE BANK OF NEW YORK, in its
individual capacity and in its
capacity as Documentation Agent


By:  /s/ Julie B. Follosco
     ----------------------------
Name:  Vice President
     ----------------------------

THE BANK OF NOVA SCOTIA, in its
individual capacity, in its capacity
as Administrative Agent and in its
capacity as Collateral Agent


By:   /s/ D.N. Gillespie
      -------------------------------
Name: Assistant General Manager
      -------------------------------

REAFFIRMATION OF GUARANTY:

     Each Guarantor hereby confirms and agrees that (i) its Guaranty dated as of September 27, 1996, as heretofore reaffirmed from time to time, is, and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects, as applied to the Credit Agreement as modified above; (ii) to the extent the liability of any Guarantor under its Guaranty is limited by applicable law, such Guarantor shall be nonetheless liable under its Guaranty to the maximum extent permitted by applicable law, and (iii) to the extent that a Guarantor shall have paid more than its proportionate share of any payment made under its Guaranty, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor which has not paid its proportionate share of such payment (it being understood that (a) such Guarantor's right of contribution shall be subordinated to the obligations of such Guarantor to the Banks and shall not be paid until all of the Obligations under the Credit Agreement have been indefeasibly paid in full, and (b) the provisions of this clause (iii) shall in no respect limit the obligations and liabilities of any Guarantor to the Banks, and each Guarantor shall remain liable to the Banks for the full amount guaranteed by such Guarantor under its Guaranty).

CREDIT CARD SENTINEL, INC.
ISS AGENCY, INC.
MONTGOMERY WARD CLUBS, INC.
MONTGOMERY WARD ENTERPRISES, INC.
SIGNATURECARD, INC.
MONTGOMERY WARD FINANCIAL CENTER, INC.
MONTGOMERY WARD AGENCY, INC.
NATIONAL DENTAL SERVICE, INC.
SIGNATURE DIRECT, INC.
SIGNATURE INVESTMENT ADVISORS, INC.
AM INDUSTRIES, INC.  (FORMERLY KNOWN AS AMOCO MOTOR CLUB, INC.)


By:   /s/ John Workman
      ---------------------------------------
Name: Acting Chief Financial Officer
      ---------------------------------------

                                 SCHEDULE 1.1
                                 ------------

                            GUARANTOR SUBSIDIARIES
                            ----------------------


A.   Non-Insurance Subsidiaries:
     --------------------------
     1.   Credit Card Sentinel, Inc.
     2.   ISS Agency, Inc.
     3.   Montgomery Ward Clubs, Inc.
     4.   Montgomery Ward Enterprises, Inc.
     5.   SignatureCard, Inc.
     6.   Montgomery Ward Financial Center, Inc.
     7.   Montgomery Ward Agency, Inc.
     8.   National Dental Service, Inc.
     9.   Signature Direct, Inc.
     10.  Signature Investment Advisors, Inc.
     11.  AM Industries, Inc., formerly known as Amoco Motor Club, Inc.

B.   Regulated Subsidiaries:
     ----------------------
     1.   Montgomery Ward Auto Club, Inc.
     2.   Greater California Dental Plan
     3.   Signature Dental Plan of Florida, Inc.
     4.   Ocoma Industries, Inc.
     5.   Signature's Nationwide Auto Club, Inc.
     6.   Signature Agency, Inc.
     7.   Signature Agency - Wyoming, Inc.
     8.   AEC Signature Industries, Limited